Exhibit 99.4

AUTOMATIC LAUNDRY COMPANY, LTD.

BALANCE SHEETS

March 31, 2008 and 2007

Unaudited

ASSETS

	2008	2007

CURRENT ASSETS
Cash and cash equivalents	$3,331,782	$4,352,468
Investment securities	—	6,346,210
Current portion of prepaid lease costs	3,394,584	3,734,573
Prepaid expenses and other current assets	938,603	261,965

Total current assets	7,664,969	14,695,216

PROPERTY AND EQUIPMENT, NET	9,550,436	11,191,774

OTHER ASSETS
Prepaid lease costs, less current portion included above	2,499,769	2,887,670
Covenants not to compete, less accumulated amortization of $1,043,688 in 2008 and $957,688 in 2007	165,307	251,306
Goodwill	8,371,159	8,371,159
Cash surrender value of life insurance	—	540,391
Deposits and other assets	30,468	349,730

Total other assets	11,066,703	12,400,256

TOTAL ASSETS	$28,282,108	$38,287,246

AUTOMATIC LAUNDRY COMPANY, LTD.

BALANCE SHEETS

March 31, 2008 and 2007

Unaudited

LIABILITIES AND PARTNERS’ CAPITAL

	2008	2007

CURRENT LIABILITIES
Accounts payable and accrued expenses	$891,122	$1,777,439
Current maturities of notes payable	—	703,863
Due to affiliated entity	110,435	1,157,821
Location rentals payable	3,927,476	3,924,222

Total current liabilities	4,929,033	7,563,345

LONG-TERM LIABILITIES
Notes payable, less current maturities included above	—	527,782
Related party notes payable, less current maturities included above	—	6,085,000
Other long-term liabilities	—	324,397

Total long-term liabilities	—	6,937,179

Total liabilities	4,929,033	14,500,524

PARTNERS’ CAPITAL
General partner	394,357	398,693
Limited partner	22,958,718	23,388,029

Total partners’ capital	23,353,075	23,786,722

TOTAL LIABILITIES AND PARTNERS’ CAPITAL	$28,282,108	$38,287,246

The accompanying notes are an integral part of the unaudited financial statements

AUTOMATIC LAUNDRY COMPANY, LTD.

STATEMENTS OF OPERATIONS

Three Months Ended March 31, 2008 and 2007

Unaudited

	2008	2007

REVENUE
Laundry route income	$16,701,787	$16,713,637
Equipment lease income	153,620	151,666

Total revenue	16,855,407	16,865,303

OPERATING EXPENSES
Location rentals	8,314,582	8,269,324
Depreciation and amortization	2,212,817	2,329,265
Salaries, wages, and employee benefits	2,798,229	2,751,388
Administrative service fees	68,300	1,273,385
Other location expenses	184,048	149,463
Parts and supplies	372,980	379,978
General and administrative	360,427	378,201
Rent and occupancy	507,792	203,924
Transportation	281,532	252,364
Other operating expenses	269,275	254,071
Marketing expenses	57,213	90,239
Executive services fee	50,000	33,500
Loss on disposal of property and equipment	278,063	—

Total operating expenses	15,755,258	16,365,102

Operating income	1,100,149	500,201

OTHER INCOME (EXPENSE)
Interest income	80,841	67,886
Interest expense	(140,985)	(157,077)
Other, net	210,892	71,135

Total other income (expense)	150,748	(18,056)

NET INCOME	$1,250,897	$482,145

The accompanying notes are an integral part of the unaudited financial statements

AUTOMATIC LAUNDRY COMPANY, LTD.

STATEMENTS OF CASH FLOWS

Three Months Ended March 31, 2008 and 2007

Unaudited

	2008	2007

CASH FLOWS FROM OPERATING ACTIVITIES
Net income	$1,250,897	$482,145
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	2,212,817	2,329,265
Loss on disposal of property and equipment	278,063	—
Increase in cash surrender value of life insurance	(4,944)	(6,581)
Changes in operating assets and liabilities:
Prepaid lease costs	(414,629)	(849,846)
Prepaid expenses and other current assets	(691,049)	(15,267)
Deposits and other assets	447,252	(28,482)
Accounts payable and accrued expenses	(672,542)	(194,612)
Due to affiliated entity	(1,047,386)	(13,333)
Location rentals payable	174,812	123,214
Other long term liabilities	(448,884)	27,158

Net cash provided by operating activities	1,084,407	1,853,661

CASH FLOWS FROM INVESTING ACTIVITIES
Purchases of investment securities	(3,456,560)	(2,928,492)
Proceeds from maturities of investment securities	9,834,825	2,452,736
Expenditures for property and equipment	(1,354,599)	(1,520,714)
Proceeds from sale of property and equipment	864,777	—

Net cash provided (used) by investing activities	5,888,443	(1,996,470)

CASH FLOWS FROM FINANCING ACTIVITIES
Principal payments on notes payable	(6,779,449)	(184,827)
Distributions to partners	(2,300,237)	—

Net cash used by financing activities	(9,079,686)	(184,827)

NET DECREASE IN CASH AND CASH EQUIVALENTS	(2,106,836)	(327,636)

CASH AND CASH EQUIVALENTS, BEGINNING OF PERIOD	5,438,618	4,680,104

CASH AND CASH EQUIVALENTS, END OF PERIOD	$3,331,782	$4,352,468

SUPPLEMENTAL CASH FLOW INFORMATION
Interest paid	$140,985	$157,077

NON-CASH TRANSACTIONS

During 2008, the Company transferred the cash surrender value of life insurance in the amount of $559,170 to PaceCo Investors, LP.

During 2008, the Company transferred the net book value of certain property in the amount of $126,509 to PaceCo Investors, LP.

The accompanying notes are an integral part of the unaudited financial statements

AUTOMATIC LAUNDRY COMPANY, LTD.

NOTES TO FINANCIAL STATEMENTS

March 31, 2008 and 2007

Note 1.  Basis of Presentation

The accompanying unaudited financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America for interim financial reporting. The unaudited interim financial statements do not include all information and footnote disclosures normally included in financial statements prepared in accordance with accounting principles generally accepted in the United States of America. In the opinion of the management of Automatic Laundry Company Ltd. the accompanying unaudited financial statements contain all adjustments (consisting of normal, recurring adjustments), which are necessary to present fairly Automatic Laundry Company Ltd.’s financial position, the results of its operations, and its cash flows. The results for interim periods are not necessarily indicative of the results to be expected for the full year.

Note 2.  Fair Value Measurements

Effective January 1, 2008, the Automatic Laundry Company Ltd. adopted SFAS No. 157, “Fair Value Measurements” (“FAS 157”), which defines fair value, establishes a framework for measuring fair value, and expands disclosures about fair value measurements.  Adoption of SFAS 157 did not have a material effect on the Automatic Laundry Company Ltd.’s financial position and results from operations.

Note 3 - New Accounting Standards

In June 2006, the Financial Accounting Standards Board issued Interpretation No. 48, "Accounting for Uncertainty in Income Taxes," an interpretation of FASB Statement No. 109 ("FIN 48"), to create a single model to address accounting for uncertainty in tax positions. FIN 48 clarifies the accounting for income taxes by prescribing a minimum recognition threshold a tax position is required to meet before being recognized in the financial statements. FIN 48 also provides guidance on derecognition, measurement, classification, interest and penalties, disclosure and transition. FIN 48 is effective for nonpublic entities for annual periods beginning after December 15, 2007. Automatic Laundry Company Ltd. did adopt FIN 48 as of January 1, 2008, as required. The cumulative effect of adopting FIN 48 did not have a material effect on the Automatic Laundry Company Ltd.’s financial position and results from operations.

NOTE 4 – Subsequent Events

On April 1, 2008, the general partner and the limited partner sold 100% of their interests in Automatic Laundry Company, Ltd. to Mac-Gray Corporation. The purchase price consisted of $106,500,000 in cash and an unsecured note for $10,000,000. The note carries an interest rate of 9% per annum and matures on April 1, 2010. Under the terms of the agreement, the seller will receive all of the uncollected cash and has assumed responsibility for all liabilities of Automatic Laundry Company, Ltd. as of March 31, 2008.  In conjunction with the sale, distributions of $2,200,000 were also paid to Automatic Laundry Company, Ltd. owners on March 31, 2008. During the quarter ended March 31, 2008, Automatic Laundry Company, Ltd. also liquidated all of its investment securities and paid off all of its notes payable.